UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 24, 2008 (October 10, 2008)
SouthPeak Interactive Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-51869	20-3290391

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2900 Polo Parkway, Midlothian, Virginia	23113

(Address of principal executive offices)	(Zip Code)
Registrants telephone number, including area code: (804) 378-5100
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
On October 15, 2008, SouthPeak Interactive Corporation filed a Current Report on Form 8-K (the "Current Report") under Items 1.01, 2.01, 3.02 and 9.01 to report the completion of its acquisition of Gone Off Deep, LLC doing business as Gamecock Media Group (“Gamecock”). The purpose of this Amendment No. 1 to the Current Report is to file the financial statements and pro forma information required by Item 9.01.
(a) Financial Statements of Business Acquired.

Historical audited consolidated balance sheet of Gone Off Deep, LLC as of September 30, 2008, and historical audited consolidated statements of operations, changes in members' deficit, and cash flows of Gone Off Deep, LLC for the year ended September 30, 2008, and the notes related thereto, are filed as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed consolidated balance sheet as of September 30, 2008, and unaudited pro forma consolidated statements of operations for the year ended June 30, 2008 and September 30, 2008 and for the three-months ended September 30, 2008, and the notes related thereto, with respect to the transaction referred to above are filed as Exhibit 99.2 and incorporated herein by reference.
(c) Exhibits.

Exhibit
Number

23.1	Consent of Reznick Group, P.C., Independent Registered Public Accounting Firm.

99.1
Historical audited Consolidated Balance Sheet of Gone Off Deep, LLC as of September 30, 2008, and historical audited Consolidated Statement of Operations, Consolidated Statement of Changes in Members’ Deficit, and Consolidated Statement of Cash Flows of Gone Off Deep, LLC for the Year Ended September 30, 2008, and the notes related thereto.

99.2
Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2008, and Unaudited Pro Forma Condensed Combined Statements of Operations for the Year Ended June 30, 2008 and September 30, 2008 and for the Three-months Ended September 30, 2008, and the notes related thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SouthPeak Interactive Corporation

Date: December 24, 2008	By:	/s/ Melanie Mroz

Melanie Mroz
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number

23.1	Consent of Reznick Group, P.C., Independent Registered Public Accounting Firm.

99.1
Historical audited Consolidated Balance Sheet of Gone Off Deep, LLC as of September 30, 2008, and historical audited Consolidated Statement of Operations, Consolidated Statement of Changes in Members’ Deficit, and Consolidated Statement of Cash Flows of Gone Off Deep, LLC for the Year Ended September 30, 2008, and the notes related thereto.

99.2
Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2008, and Unaudited Pro Forma Condensed Combined Statements of Operations for the Year Ended June 30, 2008 and September 30, 2008 and for the Three-months Ended September 30, 2008, and the notes related thereto.